Consolidated Statements of Operations - USD ($)	3 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Revenue
Mobile	$ 8,158	$ 30,014
Software	1,725	1,963
Software maintenance and consulting	57,934	179,501
Total revenue	67,817	211,478
Operating expenses
Cost of revenue	4,463	5,906
Selling, general and administrative	109,621	96,113
Research and development	52,490	64,218
Total operating expenses	166,574	166,237
Income (loss) from operations	(98,757)	45,241
Other income (expense):
Gain on disposition of assets	3,460	(4,330)
Gain on settlement	3,332
Other expense	6,951	(358)
Interest income , net	3,038	4,576
Total other income	16,731	(112)
Income (loss) before income taxes	(81,976)	45,129
Income tax benefit	$ 12,572	$ 18,710
Net income	$ (69,404)	$ 63,839
Basic and diluted income per share	$ (.009)	$ 0.008
Weighted average number of shares outstanding	8,136,348	8,136,348